SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report  (date of earliest event reported)December 19, 1995


                      PUBLIC SERVICE COMPANY OF COLORADO
                   ________________________________________
              (exact name of registrant as specified in charter)


                                   Colorado
                             ____________________
                         (State or other jurisdiction
                               of incorporation)


                      1-3280                          84-0296600
               ________________                    _________________
               (Commission File No.)                 (IRS Employer
                                                   Identification No.)


               1225 Seventeenth Street, Denver,  Colorado           80202
                __________________________________________________________
               (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code    (303)  571-7511
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ITEM 5.        Other Events

On December 19, 1995, Public Service Company of Colorado ("PSC") announced that D. D. Hock, Chairman and Chief Executive Officer ("CEO") of PSC, will step down from the CEO position, effective January 1, 1996, but will remain as chairman of the board. Upon completion of a previously announced merger with Southwestern Public Service Company, Mr. Hock will retire from his position
as Chairman of PSC.   PSC's board of directors elected Wayne H. Brunetti,
President and Chief Operating Officer, to succeed Hock as CEO. A press release issued in connection therewith is filed as exhibit 99, and is incorporated by reference herein.





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ITEM 7.        Financial Statements and Exhibits

(c)   Exhibits.  The following exhibit is filed herewith:

           99 Press release, dated December 19, 1995, issued by Public Service Company of Colorado regarding change in Chief Executive Officer, effective January 1,
                 1996.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                 PUBLIC SERVICE COMPANY OF COLORADO

                                             /s/ R. C. Kelly
                                -----------------------------------------
                                                  R. C. Kelly
                                       Senior Vice President, Finance,
                                      Treasurer and Chief Financial Officer


Dated:          December 20, 1995



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                                 EXHIBIT INDEX


                     99 Press release, dated December 19, 1995, issued by Public Service Company of Colorado regarding change in CEO, effective January 1, 1996.


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